OMB APPROVAL

OMB Number:	3235-0570
Expires:	August 31, 2011
Estimated average burden
hours per response	18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number        811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant's telephone number, including area code:     (312) 368-5510

Date of fiscal year end:     December 31

Date of reporting period:     June 30, 2009

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

DNP Select Income Fund Inc.
Semi-Annual Report June 30, 2009

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2010, the Fund will send you a Form 1099-DIV for the calendar year 2009 that will tell you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

August 17, 2009

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the second quarter of 2009. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 9.77% common stock dividend yield based on the June 30, 2009, closing price of $7.987 per share. That yield compares favorably with the yields of 4.79% on the Dow Jones Utility Index and 4.84% on the S&P Utilities Index. Please refer to the portion of this letter captioned “About Your Fund—Distribution Policy” for important information about the Fund’s distributions.

     The Fund performed well on a total return basis (income plus change in market price) during the quarter ended June 30, 2009, relative to utility stock-only indices and a composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index that reflects the stock and bond ratio of the Fund. Your Fund’s total return of 20.6% for the quarter exceeded the 10.0% return of the Dow Jones Utility Index, the 10.2% return of the S&P Utilities Index, and 9.8% return of the stock and bond composite referred to above.

     Likewise, the Fund’s year-to-date performance through June 30, 2009 has been favorable. During this period, your Fund’s total return of 37.5% exceeded the –1.1% return of the Dow Jones Utility Index, the –1.7% return of the S&P Utilities Index, and the 3.2% return of the stock and bond composite referred to above. A portion of this performance reflects a recovery in the Fund’s stock price from the historic low levels reached during the fourth quarter of 2008 due to investor tax strategies and a lack of retail interest in stocks in general.

     On a longer-term basis as of June 30, 2009, your Fund had a five-year cumulative total return of 14.1%, which was below the 41.5% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 41.1%. It is important to note that the composite index includes no fees or expenses.

     The table below compares the performance of your Fund to various market benchmarks. The composite and index returns do not include any fees or expenses.

	Cumulative Total Return*

	DNP Select Income
For the period indicated	Fund Inc.				Barclays Capital
through June 30, 2009			Composite	S&P	U.S. Utility
	Market	NAV	Index	Utilities Index	Bond Index

One year	–14.8%	–22.8%	–18.9%	–28.2%	8.6%
Five years	14.1%	28.9%	41.5%	41.1%	30.3%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Barclays Capital U.S. Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The charts below show the distribution of the Fund’s holdings among industry sectors and asset types.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

     The New Normal: In 2004 entrepreneur and author Robert McNamee published a book titled The New Normal: Great Opportunities in a Time of Great Risk. The book’s thesis was that the world had dramatically changed and that tremendous risk and uncertainty also provide opportunities for tremendous rewards. Investors had just endured the “dot com” stock market crash in which the technology rich NASDAQ Composite Index lost 55% of its value between March 2000 and October 2002. Also during that time people felt threatened by epidemics and terrorism. McNamee felt that once individuals gained perspective on how the world was changing and re-thought concepts they had developed in the past, they could make well informed and rewarding investment decisions.

     Post “dot com” was generally a good time to be investing. Among many opportunities was investment in real estate, the value of which had been advancing at an accelerating rate. Between October 2002 and September 2006 single-family house prices advanced 45% as measured by the Case-Shiller Price Index of metropolitan homes. Some investment capital opportunistically shifted out of the volatile stock markets into real estate.

     An increase in the percentage of people owning homes had already been facilitated by tax law changes enacted in 1997, which virtually eliminated capital gains tax on owner-occupied homes, and by the Federal Reserve (Fed), which, fearing deflation after the 2001 recession, lowered interest rates and committed to keeping interest rates low for an extended period. Simultaneously, innovations in mortgage origination and securitization made it easier for individuals to buy a home, or perhaps more than one, even if the personal financial risk could be very high in the future. The American home ownership dream and the path to building wealth with little money down were too much to resist for many.

     Investors are now painfully aware of the sequence of events that unfolded between 2007 and early 2009. The Fed lowered interest rates repeatedly as mortgage defaults became a growing problem. Consumers and businesses reduced spending and investment as the availability of credit severely contracted. Some of the credit markets became illiquid and the stock market went into a freefall. Stressed financial institutions were bailed out, sold, or allowed to fail. A massive amount of economic stimulus was created by Congress, the Fed, and the Treasury Department in an attempt to restore the flagging economy.

     Fortunately, it appears increasingly likely that the worst part of the crisis is over. The rate of job losses is slowing and the Institute of Supply Management Manufacturing Index, a historically strong forecasting tool for future economic growth, has improved. The rate of home price declines is slowing, albeit within the context of traditional seasonal housing demand and a high rate of foreclosures. Very importantly, investor appetite for risk has risen, as evidenced by the strong advances in the stock and corporate bond markets beginning late in the first quarter of this year and continuing to the time of this writing. However, despite signs of economic improvement, the massive amount of debt incurred over recent periods and the individual wealth destroyed in the real estate and stock markets may well be a drag on growth and employment for a considerable time.

     As McNamee pointed out, a time of crisis should be a time for learning, and for taking advantage of opportunities. But what is the new normal? One expression of the new normal was articulated during Fed Chairman Bernanke’s July Semiannual Monetary Policy Report to Congress: “A clear lesson of the recent financial turmoil is that we must make our system of financial supervision and regulation more effective.” The theme of more (effective) supervision and regulation is also being expressed in other areas besides the financial realm—from health care reform to environmental protection. Greater government involvement in our everyday lives is part of the new normal.

     The utility industries have been the subject of extensive government regulation in modern times due to their necessary scale of operations and public service roles. One aspect of the new normal for domestic regulated electric utilities is exposure to increasingly stringent environmental regulations, including those related to carbon dioxide and mercury emissions. “Cap and trade”, a regulatory approach for controlling emissions generated by companies, is currently being debated in Washington as part of the Waxman-Markey bill.

     Under this strategy of emission management a maximum amount of allowances is set for a time period and allocated to companies by a governing body with the total amount of allowances not to exceed a cap. If companies emit more than their allowance, they must trade (pay) in the market for additional allowances. If companies reduce their emissions by investing in new lower-emission plant and equipment, they can trade (sell) their allowances for a profit. It is proposed that the cap would be reduced over time, causing emissions to decline even as the production of emissions would have been expected to grow along with overall economic activity.

     In theory, cap and trade has appeal because it has the potential to be a market-based solution to environmental regulation. In practice, however, the strategy involves an allocation process which is in part driven by special interests and political forces and does not take into account that different regions and companies would be affected significantly more than others. The unintended costs associated with a cap and trade system are a matter of debate, but the direct costs of producing and consuming energy would definitely rise.

     Your Fund managers do not believe that passage of the Waxman-Markey bill is imminent. However, potential passage of this or similar legislation would have a profound impact on the utility industry (and the U.S. economy). We have always considered very carefully the role of regulation in the companies in which we invest, and attempt to anticipate which companies are best positioned within their regulatory environment. The domestic electric utility industry has performed relatively well during the recent economic turbulence. The new normal environment just adds another dimension to investment considerations within the sector. We will continue to look for increasing earnings and dividends among high quality companies.

     About Your Fund—Leverage: Fund management reports quarterly to the Board about the composition of the Fund’s leverage and its contribution to the income available for distribution to common shareholders. As of June 30, 2009 the Fund’s leverage consisted of Remarketed Preferred Stock (“RP”) in the amount of $200 million, Auction Preferred Stock (“APS”) in the amount of $200 million, and debt in the amount of $575 million. On that date the total amount of leverage constituted approximately 42% of the Fund’s total assets.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. Historically, the term structure of interest rates is upward sloping (longer-term rates are higher than shorter-term rates). The Fed’s monetary policy has reduced short-term interest rates to near zero, and recent Fed policy statements indicate that short-term rates will remain low “for an extended period.” The corporate bonds in which the Fund invests earn substantially higher yields than the rates paid on the Fund’s leverage. As a result, leverage is making a significant contribution to the earnings of the Fund.

     Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of all closed-end funds’ preferred shares, including the preferred shares of your Fund. Although not an event of default or impairment of dividends to the preferred or common share investors, these failures mean that current holders of preferred shares must retain their shares until there is a successful remarketing or auction. At the February 2008 Board meeting, the Fund’s directors charged management with developing and evaluating potential solutions that would maintain the benefits from leverage and be in the best interests of all the Fund’s shareholders.

     After nearly a year of reviewing options meant to resolve preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $200 million of remarketed preferred stock and $300 million of auction preferred stock. Earlier in the year, the Fund had redeemed $100 million of remarketed preferred stock with cash on hand, and, following the establishment of the credit facility, replaced $75 million of that amount with debt during the second quarter. The current leverage structure is the result of those actions.

     Fund management is continuing to pursue the goal of ultimately redeeming the preferred stock that remains outstanding in a manner consistent with the interests of all shareholders. The Fund is currently limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the Investment Company Act of 1940 (the “1940 Act”). The Fund applied to the U.S. Securities and Exchange Commission (“SEC”) for an exemptive order in December 2008 that would permit the Fund, for a transitional period, to maintain 200% asset coverage with respect to debt leverage that is used to refinance preferred stock, rather than the 300% that is normally required by the 1940 Act. That application remains pending and there is no assurance that it will be granted or that the terms of the grant will allow the fund to redeem any or all of the outstanding preferred shares while maintaining the ability of the Fund to benefit from leverage. As a result, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred stock will be retired in the near future. The Fund will announce any redemptions through press releases and postings to its website.

     About Your Fund—Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (“MDP”). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in August 2009. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     From 2004 to 2008, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code (IRC) and are shown as such on the shareholder 1099-DIV form. Until 2008, the treatment of the Fund’s realized gains as ordinary income for tax purposes enabled the Fund to maintain its monthly “income only” distribution rate. However, the Fund exhausted its tax loss carryforwards in 2008. In the absence of tax loss carryforwards, distributions from realized gains will be treated as taxable gains rather than ordinary income.

     The 1940 Act and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve–month period. However, on August 26, 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year, in connection with the Fund’s MDP.

     Even with the granting of exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. Based on results through mid-year, it appears that a portion of the Fund’s distribution in 2009 will be a return of capital.

     Board of Directors Meeting: At the regular August 2009 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date

6.5	September 30	October 13
6.5	October 30	November 10
6.5	November 30	December 10

     Also at the meeting, the Board expressed its sadness about the passing of Claire V. Hansen on July 15, 2009 at the age of 84. Claire, who first began work with the former Duff & Phelps Corporation in 1959, was your Fund’s founding chairman when it was first organized in 1986, and served as chairman of the board for nearly two decades until his retirement in 2005. Claire’s dedicated service and distinguished leadership generated a culture of integrity and dedication to client service that continues today. Among many great memories, Claire is fondly remembered for closing every meeting by asking:

“Is there anything else for the good of the cause?”

________ Claire V. Hansen ________
1925 – 2009

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	David J. Vitale	Nathan I. Partain, CFA
Chairman Emeritus	Chairman of the Board	Director, President, and
Chief Executive Officer

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
(UNAUDITED)
June 30, 2009

COMMON STOCKS—108.7%

		Value
Shares	Description	(Note 1)

	■ ELECTRIC, GAS AND WATER—88.2%
1,500,000	Alliant Energy Corp.	$39,195,000
1,000,000	American Water Works Co., Inc.	19,110,000
1,000,000	Atmos Energy Corp.	25,040,000
3,071,300	CenterPoint Energy Inc.	34,030,004
1,100,000	DPL Inc.	25,487,000
1,400,000	Dominion Resources, Inc.	46,788,000
2,730,000	Duke Energy Corp.	39,830,700
890,000	E.ON AG (Germany)	31,496,095
711,860	Entergy Corp.	55,183,387
1,039,000	Exelon Corp.	53,207,190
1,505,000	FPL Group Inc.	85,574,300
1,185,000	FirstEnergy Corp.	45,918,750
500,000	Great Plains Energy Inc.	7,775,000
188,673	National Grid PLC ADR (United Kingdom)	8,533,680
675,714	National Grid PLC (United Kingdom)	6,092,576
800,000	NICOR, Inc.	27,696,000
2,000,000	Northeast Utilities Inc.	44,620,000
800,000	Northwest Natural Gas Co.	35,456,000
1,237,200	NSTAR	39,726,492
952,300	NV Energy, Inc.	10,275,317
2,000,000	Pepco Holdings Inc.	26,880,000
1,000,000	Piedmont Natural Gas Co.	24,110,000
1,500,000	Pinnacle West Capital Corp.	45,225,000
1,600,000	Progress Energy Inc.	60,528,000
1,800,000	Public Service Enterprise Group Inc.	58,734,000
1,000,000	Scottish & Southern Energy ADR (United Kingdom)	19,250,000
850,000	Scottish & Southern Energy PLC (United Kingdom)	15,943,974
1,000,000	Sempra Energy	49,630,000
1,700,000	Southern Co.	52,972,000
1,015,000	Spectra Energy Corp.	17,173,800
3,000,000	Teco Energy Inc.	35,790,000
1,000,000	TransCanada Corp. (Canada)	26,910,000
1,500,000	Vectren Corp.	35,145,000

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2009

			Value
	Shares	Description	(Note 1)

	1,000,000	WGL Holdings Inc.	$32,020,000
	1,750,000	Westar Energy Inc.	32,847,500
	1,000,000	The Williams Companies, Inc.	15,610,000
	3,499,304	Xcel Energy Inc.	64,422,187

			1,294,226,952

		■ TELECOMMUNICATION—20.5%
	2,376,410	AT&T Inc.	59,030,024
	1,200,000	Centurytel Inc.	36,840,000
	2,000,000	Deutsche Telekom AG ADR (Germany)	23,600,000
	1,000,000	France Telecom SA (France)	22,666,831
	3,000,000	Frontier Communications Corp.	21,420,000
	757,900	Telus Corp. (Canada)	20,132,789
	2,284,600	Verizon Communications Inc.	70,205,758
	1,121,640	Vodafone Group PLC ADR (United Kingdom)	21,860,764
	3,128,360	Windstream Corp.	26,153,090

			301,909,256

		Total Common Stocks (Cost—$1,704,691,925)	1,596,136,208

PREFERRED STOCKS—7.8%

		■ UTILITY—1.2%
	220,000	Southern California Edison 6 1/8% Perpetual	17,001,886

			17,001,886
		■ NON-UTILITY—6.6%
	710,432	AMB Property Corp. 7% Series O Perpetual	13,540,834
	650,000	Duke Realty Corp. 6.95% Series M Perpetual	8,918,000
*	800,000	Federal National Mortgage Association 8 1/4% Series S Perpetual	1,072,000
*	300,000	Federal National Mortgage Association 7% Series O Perpetual	540,000
	605,000	Kimco Realty Corp. 7 3/4% Series G Perpetual	12,493,250
	900,000	Public Storage Inc. 7 1/4% Series I Perpetual	19,458,000
**	600,000	Realty Income Corp. 7 3/8% Series D Perpetual	14,100,000
	660,000	UDR, Inc. 6 3/4% Series G Perpetual	11,880,000
	200,000	Vornado Realty Trust 7% Series E Perpetual	3,890,000

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2009

		Value
Shares	Description	(Note 1)

234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	$4,310,415
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	6,464,500

		96,666,999

	Total Preferred Stocks (Cost—$180,878,989)	113,668,885

BONDS—46.1%

		Ratings

			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

	■ ELECTRIC AND GAS—19.3%
$10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$10,265,600
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36	Baa2	BBB–	19,688,746
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	Baa2	BBB+	10,452,222
11,000,000	Cleveland Electric Illuminating Co.
	8 7/8%, due 11/15/18	Baa2	BBB+	13,263,679
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BBB	23,465,496
25,000,000	Duke Capital Corp.
	7 1/2%, due 10/01/09	Baa1	BBB	25,282,575
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A–	20,743,620
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	Baa1	A–	4,424,720
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19	Baa3	BBB+	20,850,080
5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB–	4,719,290
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	Baa1	A–	22,319,556
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19	Baa1	BBB	11,286,840

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2009

		Ratings

			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

$10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	$10,507,500
11,350,000	NSTAR
	8%, due 2/15/10	A2	A	11,750,791
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	Baa1	BBB	9,740,646
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	10,605,906
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11	Baa3	BBB	26,496,525
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,378,351
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB–	5,848,556
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB–	8,301,619

				283,392,318

	■ TELECOMMUNICATION—25.1%
8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	8,956,656
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	Baa1	A	13,353,524
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	15,679,122
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	11,047,480
22,000,000	British Telecom PLC (United Kingdom)
	8 3/8%, due 12/15/10	Baa2	BBB	23,365,584
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB–	15,712,500
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB–	12,525,000
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa1	BBB+	9,471,878

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2009

		Ratings

			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

$18,000,000	Deutsche Telekom Int’l Finance B.V. (Germany)
	8 1/2%, due 6/15/10	Baa1	BBB+	$18,929,970
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11	A3	A–	25,026,650
17,000,000	Koninklijke KPN NV (Netherlands)
	8%, due 10/01/10	Baa2	BBB+	17,837,709
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30	Baa2	BBB+	17,145,555
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Ba2	BB	19,222,940
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Ba2	BB	9,850,000
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa1	BBB+	11,397,310
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	Baa1	BBB+	5,100,575
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa1	BBB+	6,257,719
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36	Baa2	BBB	31,026,560
15,000,000	Telefonica Emisiones SAU (Spain)
	7.045%, due 6/20/36	Baa1	A–	16,621,980
11,500,000	Telefonica Europe BV (Spain)
	7 3/4%, due 9/15/10	Baa1	A–	12,131,074
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	Baa1	A–	6,190,275
17,000,000	Telus Corp. (Canada)
	8%, due 6/01/11	Baa1	BBB+	18,245,590
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	17,310,121
20,000,000	Vodafone Group PLC (United Kingdom)
	7 3/4%, due 2/15/10	Baa1	A–	20,676,200
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	Baa1	A–	5,734,860

				368,816,832

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2009

		Ratings

			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

	■ NON-UTILITY—1.7%
$14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11	A3	A–	$15,113,428
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	9,825,952

				24,939,380

	Total Bonds (Cost—$674,100,418)			677,148,530

	TOTAL INVESTMENTS—162.6% (Cost—$2,559,671,332)			2,386,953,623

	OTHER ASSETS LESS LIABILITIES—(49.0%)			(719,027,640)

	AUCTION PREFERRED STOCK—(13.6%)			(200,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%			$1,467,925,983

*	Non-income producing security.

**	A portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2009

ASSETS:
Investments at value (cost $2,591,489,903) including $234,000 of securities loaned	$2,386,953,623
Cash	62,874,037
Receivables:
Interest	14,242,612
Dividends	7,945,535
Prepaid expenses	179,341

Total Assets	$2,472,195,148

LIABILITIES:
Due to Adviser (Note 2)	3,228,334
Due to Administrator (Note 2)	832,653
Loan payable	575,000,000
Dividends payable on common stock	15,189,217
Interest payable on remarketed preferred stock	803,374
Dividends payable on auction preferred stock	84,442
Payable for securities purchased	8,285,749
Accrued expenses	845,396
Remarketed preferred stock (2,000 shares issued and outstanding; liquidation
preference $100,000 per share) (Note 5)	200,000,000

Total Liabilities	804,269,165

Auction preferred stock (8,000 shares issued and outstanding;
liquidation preference $25,000 per share) (Note 5)	200,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$1,467,925,983

CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and
233,680,268 shares issued and outstanding)	$233,680
Paid-in surplus	1,727,878,714
Accumulated net realized loss on investments	(54,975,492)
Distributions in excess of net investment income	(32,490,541)
Net unrealized appreciation (depreciation) on investments and foreign
currency translation	(172,720,378)

Net assets applicable to common stock (equivalent to $6.28 per
share based on 233,680,268 shares outstanding)	$1,467,925,983

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
 For the six months ended June 30, 2009

INVESTMENT INCOME:
Interest	$20,774,028
Dividends (less withholding tax of $625,249)	52,991,249

Total investment income	73,765,277

EXPENSES:
Management fees (Note 2)	6,545,157
Interest expense and fees	6,157,235
Administrative fees (Note 2)	1,680,949
Remarketed preferred stock interest expense (Note 5)	1,637,615
Shareholder reports and postage	1,267,000
Remarketing agent fees—remarketed preferred stock	448,611
Broker-dealer commissions—auction preferred stock	471,110
Directors’ fees (Note 2)	283,651
Professional fees	144,800
Transfer agent fees	69,100
Custodian fees	18,100
Other expenses	511,651

Total expenses	19,234,979

Net investment income	54,530,298

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(48,612,498)
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	13,819,143

Net realized and unrealized loss	(34,793,355)

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(3,043,597)

Total distributions	(3,043,597)

Net increase in net assets applicable to common stock resulting from operations	$16,693,346

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six	For the year
	months ended	ended
	June 30, 2009	December 31,
	(UNAUDITED)	2008

FROM OPERATIONS:
Net investment income	$54,530,298	$99,830,996
Net realized gain (loss) on investments	(48,612,498)	94,798,906
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	13,819,143	(824,633,691)
Distributions on auction preferred stock from net investment income	(3,043,597)	(12,806,389)
Distributions on auction preferred stock from
net realized gains on investment transactions	—	(6,591,194)

Net increase (decrease) in net assets applicable to
common stock resulting from operations	16,693,346	(649,401,372)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(90,792,656)	(118,629,500)
From net realized gains on investment transactions (Note 4)	—	(61,056,254)

Total distributions to common stockholders	(90,792,656)	(179,685,754)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 2,103,630 shares and 2,684,918 shares, respectively	14,164,122	25,294,601
Offering cost incurred in the 2006 sale of shares of
auction preferred stock	(120,000)	—

Net increase in net assets derived from capital share transactions	14,044,122	25,294,601

Total (decrease)	(60,055,188)	(803,792,525)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	1,527,981,170	2,331,773,695

End of period (including distributions in excess of net investment income
of $32,490,541 and $28,792,976, respectively)	$1,467,925,982	$1,527,981,170

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)
For the six months ended June 30, 2009

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$24,714,631
Income dividends received	50,726,611
Interest paid on note	(1,924,159)
Expenses paid including distributions on remarketed preferred stock	(17,434,415)
Distributions on auction preferred stock	(3,098,017)
Purchase of investment securities	(351,316,926)
Proceeds from sale/redemption of investment securities	435,554,397

Net cash provided by operating activities		$137,222,122
Cash flows provided by (used in) financing activities:
Offering costs relating to auction preferred stock	(120,000)
Dividends paid	(90,655,921)
Proceeds from issuance of common stock under dividend
reinvestment plan	14,164,122
Redemption of preferred stock	(600,000,000)
Note payable	575,000,000

Net cash used in financing activities		(101,611,799)

Net increase in cash and cash equivalents		35,610,323

Cash and cash equivalents—beginning of period		27,263,714

Cash and cash equivalents—end of period		$62,874,037

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$16,693,346
Change in investments	84,237,471
Net realized loss on investments	48,612,498
Net change in unrealized appreciation (depreciation) on investments	(13,819,143)
Amortization of premiums and discounts on debt securities	4,572,971
Increase in interest receivable	(638,339)
Increase in dividends receivable	(2,264,637)
Decrease in accrued expenses	(178,015)
Decrease in other receivable	5,970

Total adjustments		120,528,776

Net cash provided by operating activities		$137,222,122

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

	For the six months ended June 30, 2009	For the year ended December 31,
	(UNAUDITED)	2008	2007	2006	2005	2004

Net asset value:
Beginning of period	$6.60	$10.19	$10.00	$8.51	$8.75	$7.94

Net investment income	0.25	0.45	0.48	0.47	0.41	0.54
Net realized gain (loss) and
change in unrealized appreciation/
(depreciation) on investments	(0.17)	(3.18)	0.61	1.89	0.14	1.06
Dividends on auction preferred stock
from net investment income	(0.01)	(0.06)	(0.12)	(0.07)	—	—
Dividends on auction preferred
stock from net realized gains on
investment transactions	—	(0.02)	—	—	—	—

Total from investment operations
applicable to common stock	0.07	(2.81)	0.97	2.29	0.55	1.60
Dividends on common stock from
and in excess of net
investment income	(0.39)	(0.53)	(0.78)	(0.78)	(0.75)	(0.79)
Dividends on common stock
from net realized gains on
investment transactions	—	(0.25)	—	—	—	—
Dividends on common stock
from return of capital	—	—	—	—	(0.04)	—

Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.79)	(0.79)
Auction preferred stock
offering costs	—	—	—	(0.02)	—	—

Net asset value:
End of period	$6.28	$6.60	$10.19	$10.00	$8.51	$8.75

Per share market value:
End of period.	$7.99	$6.15	$10.59	$10.82	$10.39	$11.92
Ratio of expenses to average
net assets applicable to
common stock	2.76%*	2.46%	2.26%	2.40%	2.24%	1.86%
Ratio of net investment income
to average net assets
applicable to common stock	7.83%*	5.11%	4.43%	5.02%	4.51%	5.63%
Total investment return on
market value (1)	37.49%	(36.54%)	5.47%	12.50%	(6.16%)	17.35%
Net asset value total return (2)	1.72%	(28.55%)	10.02%	28.11%	6.28%	21.25%
Portfolio turnover rate	10.57%	15.38%	22.34%	29.60%	27.99%	43.71%
Net assets applicable to
common stock, end of
period (000’s omitted)	$1,467,926	$1,527,981	$2,331,774	$2,264,202	$1,904,207	$1,935,437

*	Annualized

(1)	Total investment return assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.

(2)	Net asset value total return assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each year shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
June 30, 2009

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

     The following are the significant accounting policies of the Fund:

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value.

     The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at June 30, 2009.

	Level 1	Level 2
Common stocks	$1,596,136,208	—
Preferred stocks	113,668,885	—
Bonds	—	$677,148,529

Total	$1,709,805,093	$677,148,529

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2009

     (b) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. During 2008 and certain prior years, the Fund utilized provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2008, the Fund had no remaining tax capital loss carryforwards. Capital loss carryforwards were reduced by realized gains (see Note 4). In November and December of 2008, the Fund incurred net losses associated with certain securities $6,313,054 which were deferred for tax purposes and will be treated as if they were incurred on January 1, 2009. At December 31, 2008, on a tax basis, the Fund had undistributed net investment income of $0 and based on a $2,719,792,908 tax cost of investments, gross unrealized appreciation of $169,917,579 and unrealized depreciation of $386,873,827. The difference between the book basis and tax basis of distributable earnings and cost of investments is primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2008 are subject to such review.

     (c) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (d) Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2009

     (f) In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management does not believe the adoption of FAS 161 impacts the financial statement amounts or that any additional footnote disclosures are required as the Fund did not own any derivative instruments during the six months ended June 30, 2009.

     (g) Management has evaluated events and transactions that have occurred from June 30, 2009 through August 17, 2009 for potential recognition or disclosure in these financial statements and has determined there are none.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, LLC. (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, “average weekly net assets” is defined as the sum of (i) the aggregate net asset value of the Fund’s common stock (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper, if any, issued by the Fund. The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for each meeting of the board or committee of the board attended. Total fees paid to directors for the six months ended June 30, 2009 were $283,651.

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

(4) DIVIDENDS:

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2009

and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions from and in excess of net investment income on the Statements of Changes in Net Assets consists of ordinary income distributions for federal income tax purposes and in 2009 may include a tax return of capital. During 2008, ordinary income distributions for federal income tax purposes included distributions from realized gains, until the Fund utilized all of its tax capital loss carryforwards. Subsequent to the use of all capital loss carryforwards, a portion of the Fund’s 2008 distributions was from capital gains.

     The tax character of Fund distributions to common shareholders in 2008 and 2007 was comprised of the following components:

     2008: Ordinary income — $121,722,236 and long-term capital gains — $57,963,518

     2007: Ordinary income — $177,760,670

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund.

(5) PREFERRED STOCK:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the six months ended June 30, 2009, the Fund redeemed $600,000,000 of its outstanding preferred shares. All shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends.

     The 2,000 shares of RP outstanding on June 30, 2009 consist of two series, 1,000 shares each of Series D and Series E. The 8,000 shares of APS outstanding on June 30, 2009 consist of 4,000 shares each of Series TH and Series F.

     Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2009

every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.420% to 1.320% for the RP and 1.483% to 1.711% for the APS during the six months ended June 30, 2009. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D — December 22, 2021; and Series E — December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

(6) INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2009 purchases and sales of investment securities (excluding short-term securities) were $359,249,868 and $235,904,640, respectively.

(7) BORROWINGS:

     On March 9, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by assets of the Fund (the “Hypothecated Securities”). Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee being paid in six equal installments based on a percentage of the total borrowing

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2009

limit. Total commitment and arrangement fees paid for the six months ended June 30, 2009 were $3,681,250 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the period from March 24, 2009 through June 30, 2009, the average daily borrowings under the Facility and the weighted daily average interest rate were $266,919,192 and 1.893%, respectively. As of June 30, 2009 the amount of such outstanding borrowings was $575,000,000. The interest rate applicable to the borrowing on June 30, 2009 was 1.695%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At June 30, 2009, Hypothecated Securities under the Credit Facility had a market value of $1,393,211,329 and Rehypothecated Securities had a market value of $234,000.

Renewal of Investment Advisory Agreement
(UNAUDITED)

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. In evaluating the quality of the Adviser’s services, the Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of two types of auction preferred stock and the lending of portfolio securities, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Board also acknowledged the unprecedented disruption of the credit and capital markets during the past year and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Committee also considered the Fund’s investment performance as discussed below. In light of the foregoing, the Committee concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

     Investment performance of the Fund and the Adviser. The Committee reviewed the Fund’s investment performance over time and compared that performance to various peer groups and indices. The Committee concluded that since current income is the Fund’s primary objective, one of the best measures of the Adviser’s performance is the Fund’s consistent ability to pay a 6.5 cent per share monthly dividend. The Committee also considered the fact that since 1990, shares of the Fund have traded at a premium to net asset value 94.0% of the time even though shares of most closed-end funds trade at a discount to net asset value as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Cost of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Committee retained Lipper Analytical Services Inc., an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other comparable funds. The Committee noted that many of the other funds in the comparison group were only recently established, and benefited from waivers of advisory fees by their sponsors. The Committee’s view is that gross fees provide a more useful comparison because waivers tend to be associated with the launch of new funds and can be expected to be of short duration. The Fund’s fees, while higher than the comparison group median when waivers were included, were lower than the median when waivers were excluded. The Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful. The Committee also examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Committee concluded that the investment advisory agreement was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

     Indirect benefits. The Committee considered the indirect benefits the Adviser derives from its relationship with the Fund, including brokerage and soft dollar arrangements. In this regard, the Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.

     The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 17, 2009, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2010.

Information about Proxy Voting by the Fund—(UNAUDITED)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site http://www.dnpselectincome.com or on the SEC’s web site http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com or on the SEC’s website at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings—(UNAUDITED)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. In addition, the Fund’s Form N-Q is available, without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com.

Annual Meeting Proxy Results—(UNAUDITED)

     The Annual Meeting of Shareholders of the Fund was held on May 7, 2009. The description of each matter voted upon and the number of shares voted is as follows:

	For	Withheld
Election of Directors*
Directors elected by the holders of the Fund’s common stock:
Francis E. Jeffries	198,961,295	7,795,078
Eileen A. Moran	199,289,285	7,467,088
David J. Vitale	199,100,898	7,655,475
Director elected by the holders of the Fund’s preferred stock:
Nancy Lampton	7,392	136

*	Directors whose term of office continued beyond this meeting are Stewart E. Conner, Connie K. Duckworth, Robert J. Genetski, Nathan I. Partain, Christian H. Poindexter and Carl F. Pollard.

Board of Directors

DAVID J. VITALE
Chairman

FRANCIS E. JEFFRIES, CFA
Chairman Emeritus

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6.	INVESTMENTS

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b) (15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated February 27, 2009) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

     (a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

     (b)     There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	August 21, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	August 21, 2009

By (Signature and Title)*	/s/ JOSEPH C. CURRY, JR.
Joseph C. Curry, Jr.
Senior Vice President and Treasurer (principal financial officer)

Date	August 21, 2009

* Print the name and title of each signing officer under his or her signature.